UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       (Date of Report: November 4, 1998;
               Date of Earliest Event Reported: October 20, 1998)

                        Commission File Number: 33-74254

                             COGENTRIX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

     NORTH CAROLINA                                       56-1853081
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                      Identification Number)

9405 ARROWPOINT BOULEVARD, CHARLOTTE, NORTH CAROLINA      28273-8110
     (Address of principal executive offices)              (Zipcode)

                                 (704) 525-3800
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Cogentrix Energy, Inc. ("Cogentrix Energy") entered into a purchase agreement with Bechtel Generating Company, Inc. ("BGCI") on March 6, 1998 (the "Purchase Agreement") to acquire BGCI's ownership interests in certain electric generating facilities and a natural gas pipeline. On October 20, 1998, pursuant to the Purchase Agreement, Cogentrix Energy acquired BGCI's ownership interests in 12 electric generating facilities, which range from 3.3% to 49.0%, and BGCI's ownership interest in an interstate natural gas pipeline, all of which are located in the United States (the "BGCI Assets"). The acquisition of the BGCI Assets will provide the Company with a net equity interest of approximately 365 megawatts in a diverse electric generating portfolio that comprises approximately 2,400 megawatts in total electric generating capacity. Nine of the electric generating facilities included in the BGCI Assets were developed and are managed by U.S. Generating Company, LLC ( U.S. Gen), an indirect, wholly-owned subsidiary of PG&E Corporation, and are owned in part by affiliates of U.S. Gen.

     Set forth in the following table is a brief description of the BGCI Assets.


                                                             BGCI ASSETS

                                                                                         Net
                                                                         Percent       Equity
                                                                        Ownership     Interest
                                                            Plant       Interest      in Plant        Power Purchasing
Project              Location                  Fuel       Megawatts     Acquired     Megawatts             Utility
-------              --------                  ----       ---------     --------     ---------             -------

Logan            Logan Township, NJ            Coal          218          49.0%        106.8       Atlantic City Electric

Northampton      Northampton County, PA     Waste coal       110          49.0          53.9       Metropolitan Edison

Indiantown       Martin County, FL             Coal          380          10.0          38.0       Florida Power & Light

Carneys Point    Carneys Point, NJ             Coal          262          10.0          26.2       Atlantic City Electric

Panther Creek    Carbon County, PA          Waste coal        83          12.2          10.1       Metropolitan Edison

Scrubgrass       Scrubgrass Township, PA    Waste coal        85          20.0          17.0       Pennsylvania Electric

Selkirk          Albany, NY                    Gas           396           5.1          20.2       Con Edison & Niagara
                                                                                                   Mohawk

Cedar Bay        Jacksonville, FL              Coal          260          16.0          41.6       Florida Power & Light

Mass Power       Springfield, MA               Gas           258           3.3           8.5       Boston Edison

Gilberton        Frackville, PA             Waste coal        82          19.6          16.1       Pennsylvania Power &
                                                                                                   Light

Pittsfield       Pittsfield, MA                Gas           173          10.9          18.9       New England Power

Morgantown       Morgantown, WV             Coal/Waste        62          15.0           9.3       Monongahela Power
                                               coal

Iroquois Gas     Long Island, NY to           ______        ______         0.5         ______              ______
Transmission     Waddington, NY
System


     The total consideration paid for the acquisition of the BGCI Assets was approximately $189 million and is subject to adjustment either upward or downward based on the final determination of the "Net Unrestricted Cash Differential" as defined in the Purchase Agreement. Cogentrix Energy financed

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

the acquisition of the BGCI Assets with net proceeds from the issuance, on October 20, 1998 , of $220 million of unsecured 8.75% senior notes due 2008 in a Rule 144A offering.

     Cogentrix Energy acquired ownership interests in the Logan, Northampton, Carneys Point and Scrubgrass projects by acquiring partnership interests in Logan Generating Company, L.P., Granite Generating Company, L.P., Keystone
Cogeneration Company, L.P., Northampton Generating Company L.P., Chambers Cogeneration Limited Partnership, and Scrubgrass Generating Company, L.P.
directly from BGCI. Cogentrix Energy acquired ownership interests in the Gilberton, Cedar Bay, Morgantown, Indiantown, and Panther Creek projects by acquiring 100% of the stock of Birch Power Corporation, Cedar Power Corporation, Hickory Power Corporation, Palm Power Corporation, and Panther Creek Leasing, Inc. (the "Holding Companies") from BGCI. The Holding Companies hold partnership interests in the underlying project entities except in the case of Panther Creek Leasing, Inc. which holds an undivided lessor interest in the Panther Creek project. Cogentrix Energy acquired ownership interest in the Selkirk, Mass Power and Pittsfield projects as well as the Iroquois Gas Transmission System by acquiring 10.9% of the common stock of Beale Generating Company (formerly J. Makowski Company, Inc.) from BGCI. The partnership interests and common stock acquired from BGCI are held by indirect, wholly-owned subsidiaries of Cogentrix Energy.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL STATEMENTS

     The registrant will file the financial statements required by this item by amendment to this report not later than 60 days after the required filing date for this report.

(B)      PRO FORMA FINANCIAL INFORMATION

     The registrant will file the financial statements required by this item by amendment to this report not later than 60 days after the required filing date for this report.

(C)       EXHIBITS

          Exhibit No.                        Description of Exhibit
          -----------                        ----------------------

             2.1 Purchase Agreement, dated as of March 6, 1998, between Cogentrix Energy, Inc., a North Carolina corporation ("Buyer"), and Bechtel Generating Company, Inc., a Delaware corporation ("Seller"). (10.2)(*)(1)

             2.1(a) Amendment No. 1, dated October 14, 1998, to Purchase Agreement, dated March 6, 1998, between Cogentrix Energy, Inc., a North Carolina corporation ("Buyer"), and Bechtel Generating Company, Inc., a Delaware corporation ("Seller").

----------

(*) Portions of this agreement have been deleted pursuant to a previously approved request for confidential treatment.

(1) Incorporated by reference to the Form 10-Q (File No. 33-74254) filed May 15, 1998. The number designating the exhibit on the exhibit index to such previously filed report is enclosed in parentheses at the end of the description of the exhibit above.

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

                 -----------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COGENTRIX ENERGY, INC.
                                        (Registrant)

Date:  November 4, 1998                  /s/ JAMES R. PAGANO
                                       -------------------------
                                       James R. Pagano
                                       Group Senior Vice President,
                                       Chief Financial Officer
                                       (Principal Financial Officer)

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